UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100 Houston, Texas (Address of principal executive offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (281) 406-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
Parker Drilling Company’s Annual Meeting of Stockholders was held on May 7, 2010. Set forth below are descriptions of the matters voted on at the meeting and the results of the votes taken at the meeting.
1.	To elect three nominees (listed below) as Class II directors, each for a three-year term.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert E. McKee III	76,777,756	999,946	27,356,177
George J. Donnelly	76,697,858	1,079,403	27,356,177
Gary R. King	76,698,230	1,079,031	27,356,177
2.	To consider and act upon a proposal to adopt the Parker Drilling Company 2010 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,170,415	3,505,651	101,195	27,356,177
3.	To consider and act upon a proposal for the ratification of the selection made by our Audit Committee appointing KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,126,714	1,923,494	83,230	N/A

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company
By:	/s/ W. Kirk Brassfield
W. Kirk Brassfield
Senior Vice President and Chief Financial Officer

Date: May 11, 2010